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                             M.S.D.&T. FUNDS, INC.
                                (THE "COMPANY")

                             INSTITUTIONAL SHARES

                               VALUE EQUITY FUND
                           INTERNATIONAL EQUITY FUND
                        INTERMEDIATE FIXED INCOME FUND
                         MARYLAND TAX-EXEMPT BOND FUND

                        SUPPLEMENT DATED MARCH 11, 1996
                  TO THE PROSPECTUS DATED SEPTEMBER 29, 1995

  On February 16, 1996, Dunedin Fund Managers, Ltd ("Dunedin"), the current sub-adviser to the Company's International Equity Fund (the "Fund"), announced that it was being acquired by Edinburgh Fund Managers Group plc. The acquisition, which is expected to be completed on or about March 19, 1996, will result in the automatic termination of Dunedin's sub-advisory agreement with Mercantile-Safe Deposit & Trust Company ("Mercantile"), the Fund's adviser, with respect to the Fund.

  At a Special Meeting held on March 11, 1996, the Board of Directors of the Company approved CastleInternational Asset Management Limited ("CastleInternational"), an investment advisory firm based in Scotland and a wholly-owned subsidiary of PNC Holding Corp., as the new sub-adviser for the Fund. CastleInternational will begin serving as sub-adviser to the Fund as of the date of the acquisition of Dunedin. Lorna MacKay, a Senior Investment Manager at CastleInternational and head of the European Desk, will serve as portfolio manager of the Fund and as the person primarily responsible for its day-to-day operations. Prior to joining CastleInternational, Ms. MacKay was an investment manager on the Continental European Desk at Dunedin.

  A Special Meeting of Shareholders of record of the Fund will be called to vote on a new Sub-Advisory Agreement (the "Agreement") with CastleInternational, and it is expected that this Meeting will take place on or about April 25, 1996. CastleInternational will not receive any sub-advisory fees from the Fund until such time as the Agreement has been approved by shareholders.